                         REFUNDING COOPERATION AGREEMENT
                           FOR THE REFINANCING OF THE
          REPUBLIC DRIVE (UNIVERSAL BOULEVARD)/I-4 INTERCHANGE PROJECT

         This Refunding Cooperation Agreement (the "2002 Cooperation
Agreement"), dated as of August 12, 2002, is entered into by and between the
City of Orlando, Florida (the "City"), a Florida municipal corporation, the City of Orlando, Florida Community Redevelopment Agency (the "CRA"), an entity created pursuant to Part III of Chapter 163, Florida Statutes, and Universal
City Development Partners, Ltd., a Florida limited partnership (the
"Partnership").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the City Council of the City of Orlando, by resolution bearing
Documentary No. 15407 adopted on February 7, 1994, found a portion of the City in the vicinity of Republic Drive and Interstate Highway 4 to be a "blighted area," as defined in section 163.340(8), Florida Statutes, and established a community redevelopment area to remedy the blight in the blighted area
(hereinafter the "Interchange Redevelopment Area"); and

         WHEREAS, the City on June 5, 1995 passed a resolution, bearing
Documentary No. 28546, adopting a Community Redevelopment Plan for the
Interchange Redevelopment Area calling for the design and construction of an interchange to accommodate the flow and volume of vehicular traffic in the blighted area; and

         WHEREAS, the City Council, on June 19, 1995, adopted an ordinance, bearing Documentary No.28578, establishing a Community Redevelopment Trust Fund for the deposit of tax increment revenues generated from the Interchange
Redevelopment Area; and

         WHEREAS, the City, on August 26, 1997, issued its $47,400,000 Special
Assessment Revenue Bonds (Republic Drive Interchange Project) Series 1997A (the
"Series 1997A Bonds") for the purpose of financing the design and construction of the interchange and on the same date entered into the 1997 Cooperation
Agreement (as defined herein) with the CRA, Universal City Florida Partners and
Universal City Development Partners (which, as a result of a series of mergers on January 6, 2000 and June 5, 2002, is today named Universal City Development
Partners, Ltd. and referred to herein as the "Partnership") to allow tax increment revenue to be used for the payment of debt service on the Series 1997A
Bonds, provided that the Partnerships complied with certain development and job creation thresholds (the "Benchmarks," as such term is defined in the 1997
Cooperation Agreement); and

         WHEREAS, the City and CRA have determined that the Partnership has developed an entertainment and theme park attraction within the Interchange
Redevelopment Area and has done so on a timetable consistent with the Benchmarks so as to produce an increase in property values and tax increment revenues sufficient to enable the City and CRA to refinance the interchange project using tax increment bonds; and

         WHEREAS, by resolutions adopted on June 24, 2002, the CRA authorized, and the City Council approved, the issuance of not to exceed $50,000,000 Tax
Increment Revenue Refunding Bonds (Republic Drive (Universal Boulevard)/1-4
Interchange Project), Series 2002 for the purpose of refunding the Series 1997A
Bonds.

                                  Page 1 of 13

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

SECTION 1.    DEFINITIONS. All terms used herein in capitalized form, unless otherwise defined herein, shall have the same meanings as ascribed thereto in the Indenture (as defined herein) and the Interlocal Agreement (as defined herein). In the event there is a conflict between documents with respect to any definition, the Indenture shall be controlling. The following terms for the purposes of this 2002 Cooperation Agreement shall have the following meanings:

         "1997 Cooperation Agreement" means that Cooperation Agreement dated as of August 26, 1997, by and between the City, the CRA and the Partnerships (as they existed on that date) in connection with the issuance of the Series 1997A
Bonds and the original financing of the Interchange Project.

         "2002 Supplemental Reserve Subaccount" means the supplemental reserve subaccount created pursuant to Section 6.01 of the Indenture.

         "2002 Supplemental Reserve Requirement" shall initially mean
$1,667,678.13; provided, however, that such 2002 Supplemental Reserve
Requirement shall be reduced to zero on any date after January 1, 2006, on which the CRA provides the Trustee with a written certificate of the Chief Financial
Officer of the City that the Increment Revenues deposited into the Redevelopment
Trust Fund in the then current Fiscal Year and each of the immediately preceding two Fiscal Years have equaled or exceeded two hundred percent (200%) of the
Maximum Annual Debt Service on all Outstanding Bonds.

         "Code" means the Internal Revenue Code of 1986, as amended, or any applicable corresponding provisions of any future laws of the United States of
America relating to federal income taxation, and except as otherwise provided herein or required by the context hereof, includes interpretations thereof contained or set forth in the applicable regulations of the Department of the
Treasury (including applicable final regulations and temporary regulations), the applicable rulings of the Internal Revenue Service (including published Revenue
Rulings and private letter rulings) and applicable court decisions.

         "Contribution" means an amount equal to fifty percent (50%) of the
Maximum Annual Debt Service for the Series 2002 Bonds that is to be contributed by the Partnership to the CRA for deposit into the 2002 Supplemental Reserve
Subaccount to satisfy the initial 2002 Supplemental Reserve Requirement.

         "Fiscal Year" means each twelve-months beginning October 1 and ending
September 30.

         "Indenture" means the Indenture of Trust by and between the City and
Wells Fargo Bank Minnesota, N.A. (the "Trustee"), dated as of August 1, 2002, pertaining to the refinancing of the Interchange Project with proceeds from the
Series 2002 Bonds.

         "Interchange Project" means the design and construction of a road interchange, including roadways, overpass, direct access ramps, walkways, pertinent stormwater drainage facilities and lighting, in the vicinity of
Interstate-4 and Republic Drive in the Interchange Redevelopment Area, as more particularly described in the Redevelopment Plan. The design and scope of the project was as set forth in the Interchange Modification Report, as approved by the Florida Department of Transportation and the Federal Highway Administration.
Construction of the Interchange Project

                                  Page 2 of 13

began in August 1996 and was substantially complete by September 1999, with minor modifications to the interchange completed in January 2000 (including the addition of another lane for the eastbound Interstate-4 ramp to alleviate traffic backup onto the interstate).

         "Interlocal Agreement" means the Orlando/Orange County Interlocal
Agreement dated April 2, 1996, by and between the City, the CRA, and Orange
County, Florida, with respect to the construction and financing of the
Interchange Project, including the First Amendment to the Interlocal Agreement dated June 24, 2002, as the same may be amended from time to time and each of which is made a part hereof by this reference.

         "Maximum Annual Debt Service" means the greatest Bond Service
Requirement in the current and any future Bond Year for all Outstanding Bonds.

         "Payment Date" means any date which is an interest payment date, a principal payment date or a redemption date under the Indenture.

         "Redevelopment Trust Fund" means the Community Redevelopment Trust Fund for the Interchange Redevelopment Area created pursuant to an ordinance enacted by the City on June 19, 1995, into which are deposited all Tax Increment
Revenues and any investment earnings thereon.

         "Series 2002 Bonds" mean the City of Orlando, Florida Community
Redevelopment Agency Tax Increment Revenue Refunding Bonds (Republic Drive
(Universal Boulevard)/I-4 Interchange Project), Series 2002.

         "Tax Increment Revenues" means the "increment revenues" (as the term is defined in Section 163.340(22), Part III of Chapter 163, Florida Statutes (1994
Supp.)) appropriated and paid each Fiscal Year by each taxing authority in connection with the Interchange Redevelopment Area for deposit into the
Redevelopment Trust Fund, with the base year for measuring the increment being
1994. This term does not include "increment revenues" associated with any other community redevelopment area.

SECTION 2.    ACKNOWLEDGMENTS.

A.    All parties to this 2002 Cooperation Agreement hereby acknowledge that, upon and as of the date of issuance of the Series 2002 Bonds, the 1997
Cooperation Agreement shall be considered terminated in accordance with its terms and conditions and shall no longer be in effect, except for those provisions therein which the parties expressly agreed would survive the expiration or termination of the 1997 Cooperation Agreement.

B.    The CRA and the City further acknowledge that through the date of issuance of the Series 2002 Bonds the Partnership has complied with those "Benchmarks"
set forth in the 1997 Cooperation Agreement designed to encourage and promote the Partnership's plan to develop their properties within the Interstate
4/Republic Drive Interchange Community Redevelopment Area on a timely basis.

C.    The Partnership further acknowledges that, under the terms of the 1997
Cooperation, Agreement, the CRA was not, at the time of issuance of the Series
2002 Bonds, under any current obligation to refund or defease the Series 1997A
Bonds and the City was not, at the time of issuance of the Series 2002 Bonds, under any current obligation to discharge the special assessment or record a satisfaction of lien. The Partnership also acknowledges that the CRA and

                                  Page 3 of 13

the City, by refunding or defeasing the Series 1997A Bonds and discharging the special assessment before required to under the terms and conditions of the 1997
Cooperation Agreement and the Interlocal Agreement, have conferred a benefit upon the Partnership.

SECTION 3.    CONTRIBUTION. In consideration for the benefit acknowledged by the
Partnership under Section 2(C), the Partnership hereby agrees to make the
Contribution to the CRA at the time of closing for the Series 2002 Bonds. The
Partnership hereby directs the City, at the time of closing on the Series 2002
Bonds, to transfer the Contribution amount to the CRA from those funds due and owing to the Partnership upon the termination of the 1997 Cooperation Agreement previously held by the City in the form of special assessment revenues on deposit in the supplemental reserve account under that indenture of trust established for the benefit of the Owners of the Series 1997A Bonds. The
Contribution shall be deposited by the CRA to the 2002 Supplemental Reserve
Subaccount and held under the terms of the Indenture until either (i) the 2002
Supplemental Reserve Requirement becomes zero or (ii) the Series 2002 Bonds are no longer Outstanding due to redemption or legal defeasance (the occurrence of either (i) or (ii) above being hereinafter referred to as the "Repayment
Event"). After the occurrence of a Repayment Event, the balance remaining in the
2002 Supplemental Reserve Subaccount, including all earnings accrued to such subaccount, shall be returned to the Partnership on a date not later than forty-five (45) days following such Repayment Event. Earnings on the 2002
Supplemental Reserve Subaccount may be limited based on certain rules and regulations promulgated by the Internal Revenue Service, including those on yield restriction, arbitrage and rebate, as applicable.

SECTION 4.    TAX INCREMENT REVENUES. The CRA agrees that all Tax Increment
Revenues shall, in accordance with Part III of Chapter 163, Florida Statutes, as amended, be deposited or caused to be deposited in the Redevelopment Trust Fund immediately upon receipt. The CRA agrees that the City, whose City Council serves as the CRA's governing body and whose Chief Financial Officer serves as the manager of the CRA's finances, shall hold in trust the Redevelopment Trust
Fund.

         Once tax increment bonds have been issued, the Tax Increment Revenues shall continue to be deposited in the Redevelopment Trust Fund. Amounts on deposit in the Redevelopment Trust Fund are not pledged as security for the
Series 2002 Bonds. The CRA has covenanted in the Indenture that it will deposit into the Revenue Fund created under the Indenture all of the moneys received from the Taxing Authorities and deposited into the Redevelopment Trust Fund. At the time such moneys have been deposited to the Revenue Fund they shall be pledged to the payment of principal of, interest on and redemption premium, if any, on the Series 2002 Bonds.

         As contemplated in the Interlocal Agreement and to the extent available in the Redevelopment Trust Fund, the City will consider any Bond Payment
Obligations which are due in the first quarter of the subsequent Bond Year to be an encumbrance on Tax Increment Revenues before the calculation of the redistribution to the Taxing Authorities of excess Tax Increment Revenues on deposit in the Redevelopment Trust Fund.

SECTION 5.    PROJECT REFINANCING; ACCOUNTING. The CRA agrees that, to the extent permitted by law, it will, in good faith, endeavor to issue the Series
2002 Bonds on a tax-exempt basis, in one or more series, with maturities not beyond January 1, 2026 and in an aggregate principal amount not to exceed
$50,000,000, plus issuance costs and other related capital costs for the purpose of refunding the Series 1997A Bonds. Issuance costs and other related capital costs shall be those set forth in Section 6.1.4 of the Interlocal Agreement.

                                  Page 4 of 13

         For as long as the Series 2002 Bonds remain Outstanding and the 2002
Supplemental Reserve Requirement is greater than zero, the CRA agrees to provide to the Partnership, on or before each March 1, a copy of an unaudited accounting of the beginning and ending balances and the cash flows in the Bond Year just ended for the accounts established and governed by the Indenture and this 2002
Cooperation Agreement.

SECTION 6.    LIMITED OBLIGATIONS. Notwithstanding any other provision of this
2002 Cooperation Agreement, neither the Series 2002 Bonds nor any other bonds, notes or obligations issued by the CRA or the City shall be construed to be or constitute general obligations, debts or liabilities of the City, the CRA, the
State of Florida or any political subdivision thereof within the meaning of the
Constitution and laws of the State of Florida, but shall be payable solely in the manner and to the extent provided in or contemplated by the Indenture, the respective authorizing resolutions and supplemental indentures. Neither the
Partnership, the owners of the Series 2002 Bonds, nor any other person shall have the right to compel the exercise of the ad valorem taxing power of the
City, the CRA, the State of Florida or any other political subdivision thereof, or taxation in any form, upon any real or personal property therein for the payment of principal of, interest on and redemption premium, if any, on the
Series 2002 Bonds or other refunding bonds. The CRA has no taxing power.

SECTION 7.    CONTINGENCIES.  The  Partnership  understands  and agrees that the obligations of the CRA and the City hereunder are contingent upon all of the following:

       A.    The City, the CRA and the Partnership having duly executed and delivered all necessary documentation in connection with the issuance of the
Series 2002 Bonds. Unless and until such time, the CRA shall not be obligated to issue any bonds, notes or other forms of obligations.

       B.    The CRA's ability to issue bonds or other form of debt obligations to provide proceeds for the refunding or defeasance of the Series 1997A Bonds in a manner whereby the interest on the obligations would not be treated as an item of tax preference for purposes of the alternative minimum tax and would be excluded from gross income for federal income tax purposes.

       C.    The CRA's ability to (i) secure one or more categorical ratings (as opposed to an underlying ratings) of at least investment grade on the Series
2002 Bonds, with such rating(s) to be provided by either Moody's Investors
Service, Standard & Poor's Ratings Services or Fitch IBCA, Inc. and (ii) obtain a quote on a municipal bond insurance policy from a AAA bond insurer which, in the sole discretion of the Chief Financial Officer, is a reasonable price for such insurance.

       D.    The absence of major federal tax legislation that would have a materially adverse affect on interest rates in the tax-exempt municipal bond market.

SECTION 8.    PARTNERSHIP'S COVENANTS, REPRESENTATIONS AND ACCEPTANCES.

A.    Secondary Revenue Source. The Partnership agrees and accepts that in no event will the CRA or the City be required to provide a secondary revenue source as security for the Series 2002 Bonds or for any subsequently issued refunding bonds.

B.    Disclosure. The Partnership acknowledges and agrees that the City and the
CRA must and shall comply with all applicable disclosure requirements for the primary and secondary municipal bond markets as are mandated by the Securities and Exchange Commission ("SEC"),

                                  Page 5 of 13

such compliance to be based solely on the reasonable opinion(s) of the CRA's
Disclosure Counsel. Thus, the Partnership hereby covenants to cooperate with the
CRA, in good faith, in complying with all such disclosure requirements when and if ever applicable to the Partnership.

       C.    Consent to Interlocal Agreement. The Partnership, by execution of this 2002 Cooperation Agreement, reaffirms its acceptance and approves of the form and content of the Interlocal Agreement. Furthermore, the Partnership
agrees to assist the CRA and the City, in good faith, to comply with the record keeping and reporting requirements set forth in the Interlocal Agreement and as more specifically stated in Section 8.3 therein.

       D.    Consent to Indenture. The Partnership, by execution of this 2002
Cooperation Agreement, accepts and approves of the form and content of the
Indenture as it pertains specifically to the 2002 Supplemental Reserve
Requirement and the establishment of the 2002 Supplemental Reserve Subaccount and the use of the funds deposited therein.

SECTION 9.    NO MONETARY REMEDY. Any claim asserted by the Partnership, or by any individual partnership or corporation that makes up the Partnership, against the City and/or the CRA shall be limited to direct damages proven to have been suffered by the Partnership, or by any individual partnership or corporation that makes up the Partnership, but only to the extent caused by the gross negligence or willful misconduct of the City or CRA in the use of the
Contribution for purposes other than for the payment of debt service on the
Series 2002 Bonds in accordance with the terms and conditions specified herein or in the Indenture. The Partnership's only other remedy hereunder for any breach by the City or the CRA shall be limited to mandamus. Neither the City nor the CRA shall be liable for any indirect or consequential damages that may result from any breach.

SECTION 10.   TERM. This 2002 Cooperation Agreement shall commence on the date first written above and shall end on the earlier of: (a) sixty (60) days after a
Repayment Event; provided that the CRA has returned to the Partnership the balance of the 2002 Supplemental Reserve Subaccount or (b) January 2, 2026.

SECTION 11.   TERMINATION. This 2002 Cooperation Agreement cannot be terminated by any of the parties hereto.

SECTION 12.   SEVERABILITY. Any provision of this 2002 Cooperation Agreement held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be severable and shall not be construed to render the remainder to be invalid, illegal or unenforceable.

SECTION 13.   SURVIVAL. Sections 8(A), 14 and 15 shall survive the termination of this 2002 Cooperation Agreement.

SECTION 14.   PERSONAL LIABILITY. No provision of this 2002 Cooperation
Agreement is intended, nor shall any be construed, as a covenant of any official
(either elected or appointed), director, employee or agent of the City or the
CRA in an individual capacity and neither shall any such individuals be subject to personal liability by reason of any covenant or obligation of the City or the
CRA hereunder. No provision of this 2002 Cooperation Agreement is intended, nor shall any be construed, as a covenant of any officer, director or employee of the Partnership in an individual capacity and neither shall any such individual be subject to personal liability by reason of any covenant or obligation of the
Partnership hereunder, provided that such individual is not a partner in the
Partnership nor a partner in any individual partnership that makes up the
Partnership.

                                  Page 6 of 13

SECTION 15.   APPLICABLE LAW AND VENUE. This 2002 Cooperation Agreement shall be governed by and construed in accordance with the laws of the State of
Florida. Any action with respect hereto, in law or equity, must be brought and heard in Orange County, Florida.

SECTION 16.   ASSIGNMENT. Neither this 2002 Cooperation Agreement, nor any interest or obligation hereunder, shall be assigned or conveyed in any manner by either party without the prior written consent of the other, unless otherwise provided for herein.

SECTION 17.   AMENDMENT. This 2002 Cooperation Agreement may not be amended, unless evidenced in writing and executed by all parties hereto.

SECTION 18.   THIRD PARTIES. This 2002 Cooperation Agreement does not create, and shall not be construed as creating, any rights enforceable by any person or entity other than the City, the CRA and the Partnership.

SECTION 19.   NOTICES. Notices shall be deemed to have been duly given if sent by facsimile or hand-delivered or mailed, first class, postage prepaid, or by certified or registered mail (return receipt requested) to the following addresses:

To the Partnership:

                           Universal City Development Partners, LTD
                           1000 Universal Studios Plaza
                           Orlando, FL 32819
                           Attention:  Chief Financial Officer
                           Facsimile:  (407) 363-8190

                                    and

                           Universal Studios, Inc.
                           100 Universal City Plaza
                           Universal City, CA 91608
                           Attention:  Vice President, General Tax
                           Facsimile:  (818) 866-1553

                                    and

                           The Blackstone Group
                           345 Park Avenue
                           31st Floor
                           New York, NY 10154
                           Attention:  Senior Managing Director
                           Facsimile:  (212) 583-7510

                                  Page 7 of 13

To City:

                           City Clerk
                           City of Orlando
                           400 South Orange Avenue
                           Orlando, Florida 32801
                           Facsimile:  (407) 246-3010
                           (Copies to the City's Chief Financial Officer
                           (Facsimile: (407) 246-2707) and City Attorney
                           (Facsimile: (407) 246-2854))

To CRA:

                           Community Redevelopment Agency
                           201 South Orange Avenue, Suite 1250
                           Orlando, Florida 32801
                           Attention:  Executive Director
                           Facsimile:  (407) 246-2848

The parties hereby agree to notify each other of any change of address.

SECTION 20.   CAPTIONS. The captions and headings of sections or paragraphs used herein are for convenient reference only and shall not limit, define or otherwise affect the substance or construction of provisions of this 2002
Cooperation Agreement.

SECTION 21.   ENTIRE AGREEMENT. Except for the Indenture (and any supplemental indentures and authorizing resolutions thereto) and the Interlocal Agreement (as all such documents exist as of the date hereof), this 2002 Cooperation Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any representations or statements heretofore made with respect to such subject matter, whether verbal or written, are merged herein.

SECTION 22.   COUNTERPARTS; COPIES. This 2002 Cooperation Agreement may be
executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same instrument. Additionally, signed telecopies/facsimiles shall have the same force and effect as a signed original, and, in lieu of an original, any party hereto may use a photocopy of this 2002
Cooperation Agreement in any action or proceeding brought to enforce or interpret any of the provisions contained herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                  Page 8 of 13

         IN WITNESS WHEREOF, the City, the CRA and the Partnership have duly approved this 2002 Cooperation Agreement and have authorized, respectively, the
Mayor and City Clerk of the City, the Chairman and Executive Director of the CRA
and the authorized officers of the Partnership to execute and deliver this 2002
Cooperation Agreement, all as of the day and year first written above.

                                           CITY OF ORLANDO

                                           /s/ Glenda E. Hood
                                           -------------------------------------
                                           Mayor

ATTEST:

/s/ Candice J. Crawford
--------------------------------------
City Clerk

                                               APPROVED AS TO FORM AND LEGALITY
(SEAL)                                         for the use and reliance of the
                                               City of Orlando, Florida only.

                                                       August 19, 2002.
                                                     /s/ Steven J. Zucker
                                               ---------------------------------
                                                      Ass't City Attorney
                                                        Orlando, Florida

STATE OF FLORIDA      }
COUNTY OF ORANGE      }

          The foregoing instrument was acknowledged before me this 19 day of
August, 2002, by Glenda E. Hood and Candice J. Crawford, as the Mayor and City
Clerk of the City of Orlando, Florida, and who have acknowledged that they executed the same on behalf of the City of Orlando, Florida and that each was authorized to do so. Each is personally known to me or has produced
______________ as identification.

          In witness whereof, I hereunto set my hand and official seal.

                                           /s/ Noemi I. Encarnacion
                                           -------------------------------------
                                           Notary Public, State of Florida

                                  Page 9 of 13

                                           CITY OF ORLANDO, FLORIDA
                                           COMMUNITY REDEVELOPMENT AGENCY

                                           /s/ Glenda E. Hood
                                           -------------------------------------
                                           Chairman

ATTEST:

/s/ William F. Billingsley III
--------------------------------------
Executive Director

                                               APPROVED AS TO FORM AND LEGALITY
(SEAL)                                         for the use and reliance of the
                                               City of Orlando, Florida
                                               Community Redevelopment Agency
                                               only.

                                                       August 19, 2002.
                                                     /s/ Steven J. Zucker
                                               ---------------------------------
                                                         City Attorney
                                                        Orlando, Florida

STATE OF FLORIDA     }
COUNTY OF ORANGE     }

          The foregoing instrument was acknowledged before me this 19 day of
August, 2002, by Glenda E. Hood and William Frank Billingsley, as the Chairman
and Executive Director of the City of Orlando, Florida Community Redevelopment
Agency, and who have acknowledged that they executed the same on behalf of the
City of Orlando, Florida Community Redevelopment Agency and that each was authorized to do so. Each is personally known to me or has produced
______________ as identification.

          In witness whereof, I hereunto set my hand and official seal.

                                           /s/ Noemi I. Encarnacion
                                           -------------------------------------
                                           Notary Public, State of Florida

                                  Page 10 of 13

                               UNIVERSAL CITY DEVELOPMENT
                               PARTNERS, LTD.

                               By:   UNIVERSAL CITY FLORIDA HOLDING CO. II,
                                     as General Partner,

                                     By: Universal City Property Management
                                         II LLC, as partner

                                         By: /s/ Michael J. Short
                                             ------------------------------
                                             Name:  Michael J. Short
                                             Title: EVP & CFO

                                     By: Blackstone UTP Offshore Capital
                                         Partners L.P., as partner

                                         By: Blackstone Media Management
                                             Associates III L.L.C.

                                             By: /s/ Howard A. Lipson
                                                 --------------------------
                                                 Name:  Howard A. Lipson
                                                 Title: Sr. Managing Director

                                     By: Blackstone Family Media Partnership
                                         III L.P., as partner

                                         By: Blackstone Media Management
                                             Associates III L.L.C.

                                             By: /s/ Howard A. Lipson
                                                 -------------------------------
                                                 Name:  Howard A. Lipson
                                                 Title: Sr. Managing Director

                                     By: Blackstone UTP Capital Partners L.P.,
                                         as partner

                                         By: Blackstone Media Management
                                             Associates III L.L.C.

                                             By: /s/ Howard A. Lipson
                                                 -------------------------------
                                                 Name:  Howard A. Lipson
                                                 Title: Sr. Managing Director

                                     By: Blackstone UTP Capital Partners A L.P.,
                                         as partner

                                         By: Blackstone Media Management
                                             Associates III L.L.C.

                                             By: /s/ Howard A. Lipson
                                                 -------------------------------
                                                 Name:  Howard A. Lipson
                                                 Title: Sr. Managing Director

                                  Page 11 of 13

STATE OF FLORIDA    }
COUNTY OF ORANGE    }

          The foregoing instrument was acknowledged before me this 13th day of
August, 2002, by Michael J. Short, as EVP & CFO of Universal City Property
Management II LLC, on behalf of Universal City Florida Holding Co. II, acting as
General Partner for UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD. Said person (check one) [X] is personally known to me or [ ] has produced ______________ as identification and [ ] did [X] did not take an oath.

          In witness whereof, I hereunto set my hand and official seal.

                                     /s/ Edith E. Fidler
                                     -------------------------------------------
                                     Notary Public

STATE OF FLORIDA    }
COUNTY OF ORANGE    }

          The foregoing instrument was acknowledged before me this 13th day of
August, 2002, by Howard A. Lipson, as Sr. Managing Dir. of Blackstone Media
Management Associates III L.L.C., for Blackstone UTP Offshore Capital Partners
L.P., on behalf of Universal City Florida Holding Co. II, acting as General
Partner for UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD. Said person (check one)
[X] is personally known to me or [ ] has produced _____________ as identification and [ ] did [X] did not take an oath.

          In witness whereof, I hereunto set my hand and official seal.

                                     /s/ Edith E. Fidler
                                     -------------------------------------------
                                     Notary Public

STATE OF FLORIDA    }
COUNTY OF ORANGE    }

          The foregoing instrument was acknowledged before me this 13th day of
August, 2002, by Howard A. Lipson, as Sr. Managing Dir. of Blackstone Media
Management Associates III L.L.C., for Blackstone Family Media Partnership III
L.P., on behalf of Universal City Florida Holding Co. II, acting as General
Partner for UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD. Said person (check one)
[X] is personally known to me or [ ] has produced ___________________ as identification and [ ] did [X] did not take an oath.

          In witness whereof, I hereunto set my hand and official seal.

                                     /s/ Edith E. Fidler
                                     -------------------------------------------
                                     Notary Public

                                 Page 12 of 13

STATE OF FLORIDA    }
COUNTY OF ORANGE    }

          The foregoing instrument was acknowledged before me this 13th day of
August, 2002, by Howard A. Lipson, as Sr. Managing Dir. of Blackstone Media
Management Associates III L.L.C., for Blackstone UTP Capital Partners L.P., on
behalf of Universal City Florida Holding Co. II, acting as General Partner for
UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD. Said person (check one) [X] is personally known to me or [ ] has produced ________________________ as identification and [ ] did [X] did not take an oath.

          In witness whereof, I hereunto set my hand and official seal.

                                     /s/ Edith E. Fidler
                                     -------------------------------------------
                                     Notary Public

STATE OF FLORIDA    }
COUNTY OF ORANGE    }

          The foregoing instrument was acknowledged before me this 13th day of
August, 2002, by Howard A. Lipson, as Sr. Managing Dir. of Blackstone Media
Management Associates III L.L.C., for Blackstone UTP Capital Partners A L.P., on
behalf of Universal City Florida Holding Co. II, acting as General Partner for
UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD. Said person (check one) [X] is personally known to me or [ ] has produced ________________________ as identification and [ ] did [X] did not take an oath.

          In witness whereof, I hereunto set my hand and official seal.

                                     /s/ Edith E. Fidler
                                     -------------------------------------------
                                     Notary Public

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